UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 17, 2014

General Cable Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-12983	06-1398235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Tesseneer Drive, Highland Heights, Kentucky	41076-9753
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(859) 572-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01       Regulation FD Disclosure.

On April 17, 2014, the registrant issued a press release announcing (i) a change in the exchange rate used to remeasure its Venezuelan subsidiary’s financial statements and (ii) that the Company has initiated an impairment analysis of goodwill and indefinite-lived intangible assets attributable to the Company’s Phelps Dodge International Corporation (PDIC) business unit, which includes the operating results of Venezuela, a copy of which is furnished as Exhibit 99 hereto and is incorporated herein by reference.

The information being furnished pursuant to Item 7.01, including Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01       Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, furnished as part of this report.

(d)   The Exhibit furnished in this report is listed in the Index to Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL CABLE CORPORATION

April 17, 2014	/s/ Robert J. Siverd
Robert J. Siverd
Executive Vice President, General
Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description	Method of Filing

99	General Cable Corporation Press Release dated April 17th, 2014	Furnished Herewith